SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 4, 2006


                               PSB Holdings, Inc.
                               -----------------
             (Exact name of registrant as specified in its charter)


         Federal                           0-50970                42-1597948
------------------------------     -----------------------    -----------------
      (State or other              (Commission File Number)  (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)



40  Main Street, Putnam, Connecticut                         06260
------------------------------------                      -----------
(Address of principal executive offices)                  (Zip Code)


                                 (860) 928-6501
                                 ---------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))


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Item 8.01.        Other Events.
                  --------------

     On July 4, 2006, Mr. A. Leon Archambault, a Director of PSB Holdings, Inc. (the "Company") and its wholly owned subsidiary, Putnam Savings Bank (the "Bank"), passed away. Mr. Archambault was the former President and owner of J.A. Archambault & Son, Inc. an insurance agency located in Putnam, Connecticut. He had served as a Director of the Bank since 1985 and of the Company since its inception in 2003.

Item 9.01.        Financial Statements and Exhibits.
                  ---------------------------------

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Not Applicable.

     (d)  Not Applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             PSB HOLDINGS, INC.

Dated:  July 10, 2006                        By: /s/ Thomas A. Borner
                                                 --------------------
                                                 Thomas A. Borner
                                                 Chairman of the Board and
                                                 Chief Executive Officer
                                                (Duly authorized representative)